FRANKLIN RESOURCES, INC. Franklin Resources, Inc. Second Quarter Results – May 2, 2012 Exhibit 99.2

FRANKLIN RESOURCES, INC. 2 Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will,” “may,” “could,” “expect,” “believe,” “anticipate,” “intend,” “plan,” “seek,” “estimate” or other similar words are forward-looking statements. Forward- looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and Franklin’s subsequent Quarterly Reports on Form 10-Q: (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management (“AUM”) are subject to significant fluctuations; (3) we are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our AUM, increase costs and negatively impact our profitability and future financial results; (5) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (6) any significant limitation, failure or security breach of our software applications, technology or other systems that are critical to our operations could constrain our operations; (7) our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income; (8) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (9) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (10) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and income; (11) changes in the third-party distribution and sales channels on which we depend could reduce our income and hinder our growth; (12) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with our revenues and income generated overseas; (13) poor investment performance of our products could affect our sales or reduce the level of AUM, potentially negatively impacting our revenues and income; (14) we could suffer losses in our revenues and income if our reputation is harmed; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16) our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability; (18) certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic or other risks, any of which may negatively impact our revenues and income; (19) our revenues and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds and other sponsored investment products we advise; (20) regulatory and governmental examinations and/or investigations, litigation, and the legal risks associated with our business, could adversely impact our AUM, increase costs and negatively impact our profitability and/or our future financial results; (21) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness; (22) our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized, and liquidity needs could affect our banking business; and (23) we are dependent on the earnings of our subsidiaries. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory clients or fund shareholders. Forward-Looking Statements

FRANKLIN RESOURCES, INC. 3 Audio Commentary and Conference Call Details Pre-recorded audio commentary on the results from Franklin Resources, Inc.’s President and Chief Executive Officer Greg Johnson and Executive Vice President and Chief Financial Officer Ken Lewis will be available today at approximately 8:30 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to answer questions of a material nature. Analysts and investors are encouraged to review the Company’s recent filings with the U.S. Securities and Exchange Commission and to contact Investor Relations before the live teleconference for any clarifications or questions related to the earnings release, this presentation or pre-recorded audio commentary. Access to the pre-recorded audio commentary and accompanying slides are available at franklinresources.com. The pre- recorded audio commentary can also be accessed by dialing (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 32241981, any time through June 1, 2012. Access to the live teleconference will be available at franklinresources.com or by dialing (888) 895-5271 in the U.S. and Canada or (847) 619-6547 internationally. A replay of the call can also be accessed by calling (888) 843-7419 in the U.S. and Canada or (630) 652-3042 internationally using access code 32241979, after 7:00 pm Eastern Time today through June 1, 2012. Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

FRANKLIN RESOURCES, INC. 4 Highlights • Long-term net new flows rebounded to $6 billion, and were positive across all investment objectives • Relative investment performance remains strong across 3-, 5- and 10-year timeframes • Record quarterly earnings per share of $2.32

FRANKLIN RESOURCES, INC. Investment Performance

FRANKLIN RESOURCES, INC.

Investment Performance – Lipper Rankings of U.S.-Registered Long-Term Mutual Funds[1]

Percentage of Assets in the Top Two Quartiles

Franklin Templeton



94%
90%
83%
79%
75%
70%
60%
46%
1-Year
3-Year
5-Year
10-Year
March 31, 2012
December 31, 2011

By Category as of March 31, 2012



Franklin Equity
28%
86%
85%
89%
Templeton Equity
30%
74%
67%
88%
Mutual Series Equity
69%
0%
61%
92%
Taxable Fixed Income
26%
68%
81%
97%
Tax-Free Fixed Income
86%
71%
95%
100%
1-Year
3-Year
5-Year
10-Year

[1] Lipper rankings for Franklin Templeton U.S.-registered mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 155 peer groups of U.S. retail mutual funds, and the groups vary in size from 9 to 1,101 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered. *Performance quoted above represents past performance, which cannot predict or guarantee future results.*

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FRANKLIN RESOURCES, INC. Assets Under Management and Flows

FRANKLIN RESOURCES, INC. 8 Assets Under Management (in billions, for the three months ended) End of Period Simple Monthly Average 703.5 734.2 659.9 670.3 725.7 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 31-Mar-12 687.2 726.7 714.4 675.0 706.9 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 31-Mar-12

FRANKLIN RESOURCES, INC. Equity 41% Hybrid 14% Fixed- Income 44% Cash Mgmt 1% United States 65% Europe, the Middle East and Africa 16% Asia-Pacific 10% Canada 5% Latin America1 4% 9 Assets Under Management By Investment Objective By Sales Region (chart is as of March 31, 2012) 1 Latin America sales region includes North America-based advisors serving non-resident clients. (chart is as of March 31, 2012) (in billions) (in billions) 31-Mar-12 31-Dec-11 % Change Equity 299.9$ 270.2$ 11% Hybrid 103.5 96.4 7% Fixed-Income 316.6 297.7 6% Cash Management 5.7 6.0 (5%) Total 725.7$ 670.3$ 8% (in billions) 31-Mar-12 31-Dec-11 % Change United States 472.3$ 439.0$ 8% Europe, the Middle East and Africa 117.0 105.1 11% Asia-Pacific 75.8 70.6 7% Canada 33.5 30.6 9% Latin America 1 27.1 25.0 8% Total 725.7$ 670.3$ 8%

FRANKLIN RESOURCES, INC. 10 Market Appreciation and Flows Summary Appreciation (Depreciation) and Other Long-Term Flows1 (in billions, for the three months ended) 1 Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges. The quarter ended December 31, 2011 includes long-term redemptions in white and net new flows in orange, adjusted for an advisory account redemption of $11.1 billion.  Long-Term Net New Flows  Long-Term Sales  Long-Term Redemptions  Adjusted Long-Term Net New Flows 23.4 9.6 (87.6) 27.2 50.9 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 31-Mar-12 Long-term sales 55.6$ 57.4$ 52.9$ 38.2$ 48.5$ Long-term redemptions (46.4) (35.9) (49.7) (53.0) (42.7) Net cash management (0.8) 0.2 (0.1) (0.8) (0.2) Total net new flows 8.4$ 21.7$ 3.1$ (15.6)$ 5.6$ 55.6 57.4 52.9 38.2 48.5 (46.4) (35.9) (49.7) (53.0) (42.7) (41.9) (3.8) 9.0 21.4 2.5 (14.9) 6.0 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 31-Mar-12

FRANKLIN RESOURCES, INC. 11 United States and International Flows1 United States2 International (in billions, for the three months ended)  Long-Term Sales  Long-Term Redemptions  Long-Term Sales  Long-Term Redemptions 1 Sales and redemptions from North America-based advisors serving non-resident clients that were previously included in United States have been reclassified as International. 2 The quarter ended December 31, 2011 includes long- term redemptions in white, adjusted for an advisory account redemption of $11.1 billion. 26.9 25.8 24.2 21.2 25.2 (21.3) (18.6) (24.8) (33.1) (20.7) (22.0) 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 31-Mar-12 28.7 31.6 28.7 17.0 23.3 (25.1) (17.3) (24.9) (19.9) (22.0) 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 31-Mar-12

FRANKLIN RESOURCES, INC. 12 Net New Flows by Investment Objective (in billions, for the three months ended) NM = not meaningful 31-Mar-12 31-Dec-11 Mar-12 vs. Dec-11 31-Mar-11 Mar-12 vs. Mar-11 Equity sales 16.5$ 13.5$ 22% 21.1$ (22%) Equity redemptions (16.1) (14.7) 10% (23.7) (32%) Equity net exchanges - (0.6) (100%) 0.3 (100%) Equity Net New Flows 0.4 (1.8) NM (2.3) NM Hybrid sales 5.5 4.1 34% 5.9 (7%) Hybrid redemptions (3.5) (15.1) (77%) (4.0) (13%) Hybrid net exchanges 0.2 0.1 100% 0.6 (67%) Hybrid Net New Flows 2.2 (10.9) NM 2.5 (12%) Fixed-income sales 26.5 20.6 29% 28.6 (7%) Fix d-income redemptions (23.1) (23.2) (0%) (18.7) 24% Fixed-income net exchanges - 0.4 (100%) (1.1) (100%) Fixed-Income Net New Flows 3.4 (2.2) NM 8.8 (61%) Cash Management Net New Flows (0.4) (0.7) (43%) (0.6) (33%) Total Net New Flows 5.6$ (15.6)$ NM 8.4$ (33%)

FRANKLIN RESOURCES, INC. Operating Results

FRANKLIN RESOURCES, INC. 14 Quarterly Financial Highlights (in millions, except per share data, for the three months ended) Unaudited Operating and Net Income1 Diluted Earnings Per Share2 1 Net Income attributable to Franklin Resources, Inc. 2 The computation of earnings per share pursuant to the two-class method excludes from net income attributable to Franklin Resources, Inc. the earnings allocated to participating securities, which consist of nonvested stock and stock unit awards that contain nonforfeitable rights to dividends or dividend equivalents.  Operating Income  Net Income1 629 683 688 632 617 503 503 416 481 503 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 31-Mar-12 $2.25 $2.26 $1.88 $2.20 $2.32 31-Mar-11 30-Jun-11 30-Sep-11 31-Dec-11 31-Mar-12

FRANKLIN RESOURCES, INC. 15 Operating Revenues Unaudited (in millions, for the three months ended) 31-Mar-12 31-Dec-11 Mar-12 vs. Dec-11 30-Sep-11 30-Jun-11 31-Mar-11 Mar-12 vs. Mar-11 Investment management fees 1,126.4$ 1,075.1$ 5% 1,193.2$ 1,168.9$ 1,102.7$ 2% Sales and distribution fees 585.9 524.3 12% 556.0 594.2 561.1 4% Shareholder servicing fees 76.7 75.4 2% 75.5 77.5 75.7 1% Other, net 10.3 27.1 (62%) 12.4 12.4 10.1 2% Total Operating Revenues 1,799.3$ 1,701.9$ 6% 1,837.1$ 1,853.0$ 1,749.6$ 3%

FRANKLIN RESOURCES, INC. 16 Operating Expenses Unaudited (in millions, for the three months ended) 31-Mar-12 31-Dec-11 Mar-12 vs. Dec-11 30-Sep-11 30-Jun-11 31-Mar-11 Mar-12 vs. Mar-11 Sal s, distribution and marketing 715.5$ 630.6$ 13% 669.4$ 719.3$ 677.0$ 6% Compensation and benefits 323.0 300.4 8% 309.4 313.6 315.8 2% Information systems and technology 43.3 41.5 4% 50.0 41.3 41.4 5% Occupancy 31.9 31.8 0% 35.3 32.1 32.7 (2%) General, administrative and other 68.5 65.2 5% 84.6 64.0 53.2 29% Total Operating Expenses 1,182.2$ 1,069.5$ 11% 1,148.7$ 1,170.3$ 1,120.1$ 6%

Unaudited

FRANKLIN RESOURCES, INC.

Other Income – U.S. GAAP

(in millions, for the three months ended March 31, 2012)


7.7
39.1
8.1
10.3
(9.6)
(5.8)
44.7
(17.3)
(4.4)
72.8
4.9
77.7
Dividend and interest income
Equity method investments
Available-for-sale investments
Trading investments, excluding consolidated sponsored investment products (SIP)
Interest expense
Other
Trading investments, consolidated SIP
Non-current investments, consolidated SIP
Consolidated variable interest entities
Total other income
Noncontrolling interests²
Other income, net of noncontrolling interests

$49.8 Million						$23.0 Million			

Associated Financial Statement Components[1]

Dividend and interest income	Equity method investments	Available-for-sale investments	Trading investments, excluding consolidated SIP	Interest expense	Other	Trading investments, consolidated SIP	Non-current investments, consolidated SIP	Consolidated variable interest entities	Noncontrolling interests
Cash and cash equivalents, investment securities, available-for-sale and investment securities, trading excluding those held by consolidated SIP	Investments in equity method investees	Investment securities, available-for-sale	Investment securities, trading, excluding those held by consolidated SIP	Commercial paper, long-term debt and deferred taxes	Miscellaneous non-operating income, including foreign exchange revaluations of cash and cash equivalents held by subsidiaries with a non-USD functional currency	Investment securities, trading held by consolidated SIP	Non-current investment securities held by consolidated SIP	Investments of consolidated variable interest entities (VIE)	Related noncontrolling interests attributable to third-party investors

[1] Excludes Banking/Finance. [2] Reflects the portion of noncontrolling interests related to consolidated sponsored investment products and variable interest entities included in Other income.

17

FRANKLIN RESOURCES, INC. 18 Consolidation of Sponsored Investment Products and Variable Interest Entities Summary (in millions, for the three months ended) Unaudited • The tables below summarize the impact of consolidating sponsored investment products and variable interest entities on the Company’s reported U.S. GAAP operating results SIP and VIE Related Impacts Impact on Other Income 31-Mar-12 31-Mar-12 31-Dec-11 Dividend and interest income (0.1)$ Operating Revenues (slide 15) (2.6)$ 11.6$ Equity method investments (1.6) Operating Expenses (slide 16) 6.2 4.6 Available-for-sale investments 0.7 Operating Income (8.8) 7.0 Trading investments, excluding consolidated SIP (2.9) Other Income (slide 17) 18.1 1.7 Interest expense (1.1) Net Income (slide 19) 9.3 8.7 Other 0.1 Less: noncontrolling interests (slide 19) (12.9) 12.9 Tr di investments, consolidated SIP 44.7 Net Income Attributable to Franklin Resources, Inc. (slide 19) 22.2$ (4.2)$ Non-current investments, consolidated SIP (17.3) Consolidated VIE (4.4) Total 18.1$

FRANKLIN RESOURCES, INC. 19 Operating Results Unaudited (in millions, except per share data, for the three months ended) 31-Mar-12 31-Dec-11 Mar-12 vs. Dec-11 30-Sep-11 30-Jun-11 31-Mar-11 Mar-12 vs. Mar-11 Income Before Taxes 689.9$ 695.0$ (1%) 560.8$ 687.1$ 678.6$ 2% Taxes on income 202.1 201.3 0% 203.9 208.9 183.0 10% Net Income 487.8 493.7 (1%) 356.9 478.2 495.6 (2%) Less: Net income (loss) attributable to: Nonredeemable noncontrolling interests (15.9) 10.1 NM (57.6) (24.5) (7.6) 109% Redeemable noncontrolling interests 0.5 2.8 (82%) (1.5) (0.6) 0.1 400% Net Income Attributable to Franklin Resources, Inc. 503.2$ 480.8$ 5% 416.0$ 503.3$ 503.1$ 0% Less: Allocation of earnings to participating nonvested stock and stock unit awards 3.4 3.3 3% 1.7 2.9 2.8 21% Net Income Available to Common Stockholders 499.8$ 477.5$ 5% 414.3$ 500.4$ 500.3$ (0%) Average shares outstanding (in thousands) Basic 214,520 216,143 (1%) 218,989 220,313 221,696 (3%) Diluted 215,111 216,727 (1%) 219,840 221,284 222,696 (3%) Earnings Per Share Basic 2.33$ 2.21$ 5% 1.89$ 2.27$ 2.26$ 3% Diluted 2.32$ 2.20$ 5% 1.88$ 2.26$ 2.25$ 3%

Unaudited

FRANKLIN RESOURCES, INC.

Operating Margin and Capital Management
(in millions, except as noted, as of and for the period ended)

Quarterly Operating Margin


36.0%
36.8%
37.5%
37.2%
34.3%
31-Mar-11
30-Jun-11
30-Sep-11
31-Dec-11
31-Mar-12

Quarterly Stock Repurchase Activity


221.8
220.4
217.7
215.9
215.1
1.8
1.6
3.1
3.0
1.1 [1]
31-Mar-11
30-Jun-11
30-Sep-11
31-Dec-11
31-Mar-12
Shares Repurchased
Shares Outstanding

Cash and Cash Equivalents and Investments vs. Debt
(in billions)


8.4
1.3
2.2
1.2
8.7
1.4
2.1
1.1
9.4
1.9
2.2
1.2
9.1
2.0
2.1
1.1
9.3
2.0
2.0
1.0
31-Mar-11
30-Jun-11
30-Sep-11
31-Dec-11
31-Mar-12
Cash and Cash Equivalents and Investments
Debt
Consolidated Sponsored Investment Products and Variable Interest Entities

Trailing 12 Months Payout Ratio


58%
46%
12%
53%
42%
11%
61%
50%
11%
89%
55%
34%
85%
50%
35%
31-Mar-11
30-Jun-11
30-Sep-11
31-Dec-11
31-Mar-12
Dividend Payout[2]
Repurchase Payout[3]

[1] Repurchased 1,056 thousand shares at a total cost of $125.9 million in the fiscal period. [2] Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. for the trailing 12 months period. [3] Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin Resources, Inc. for the trailing 12 months period.

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